                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 8, 1998, included in Procom Technology's Form 10-K for the year ended July 31, 2000, and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------------------
                                                 ARTHUR ANDERSEN LLP


Orange County, California
January 25, 2001